SCHEDULE A

TO

ADMINISTRATION AGREEMENT

CARILLON SERIES TRUST

The following classes of each Series of the above-referenced Trusts currently are subject to this Agreement:

Carillon Series Trust

Carillon ClariVest Capital Appreciation Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Eagle Growth & Income Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon ClariVest International Stock Fund:

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Eagle Mid Cap Growth Fund:

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Eagle Small Cap Growth Fund:

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Reams Core Bond Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Reams Core Plus Bond Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Scout Mid Cap Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Scout Small Cap Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Reams Unconstrained Bond Fund

Class A

Class C

Class I

Class R-3

Class R-5

Class R-6

Class Y

Class RJ RETIREMENT

Carillon Chartwell Income Fund

Class Chartwell

Carillon Chartwell Short Duration High Yield Fund

Class Chartwell

Carillon Chartwell Small Cap Value Fund

Class Chartwell

Carillon Chartwell Mid Cap Value Fund

Class Chartwell

Carillon Chartwell Small Cap Growth Fund

Class Chartwell

Carillon Chartwell Short Duration Bond Fund

Class Chartwell

Date: July 15, 2022

SCHEDULE B

TO

ADMINISTRATION AGREEMENT FOR

CARILLON SERIES TRUST

Compensation pursuant to Paragraph 9 of the Administration Agreement shall be:

(1)

For the Services provided to each of Class A, Class C, Class I, Class R-3, Class R-5, Class R-6, Class Y, Class RJ RETIREMENT and Class Chartwell of a Series and its shareholders (including amounts paid to third parties), 0.10% per annum of the average daily net assets of each such Class of said Series; plus in each case

(2)	Certain out-of-pocket expenses

Date: July 15, 2022